UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/30/2013

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS August 30, 2013* / Unaudited

	Principal Amount		Value

U.S. Government Obligations—17.3%
U. S. Treasury Bills:
0.064%, 11/14/13[1]	$5,085,000		$5,084,847
0.066%, 2/6/14[1]	3,070,000		3,069,500

Total U.S. Government Obligations (Cost $8,153,500)			8,154,347

Foreign Government Obligations—57.1%
Australia—3.0%
Commonwealth of Australia Sr. Unsec. Bonds, 6.25%, Series 125, 6/15/14	1,560,000	AUD	1,430,825

Belgium—7.0%
Kingdom of Belgium Treasury Bills, 0.073%, 1/16/14[1]	2,500,000	EUR	3,303,497

Canada—3.4%
Canada Treasury Bills, 1.003%, 10/24/13[1]	1,660,000	CAD	1,573,698

Hungary—2.6%
Hungary Unsec. Bonds, 7.50%, Series 13/E, 10/24/13	274,000,000	HUF	1,208,337

Ireland—2.4%
Ireland Treasury Bonds, 4%, 1/15/14	855,000	EUR	1,145,668

Italy—2.8%
Italian Republic Buoni Ordinari del Tesoro BOT, 0.779%, 1/31/14[1]	1,000,000	EUR	1,317,965

Japan—13.9%
Japan Treasury Bills, 0.092%, Series 379, 1/15/14	640,000,000	JPY	6,516,410

Korea, Republic of South—3.4%
Republic of South Korea Treasury Bonds, 3%, Series 1312, 12/10/13	1,795,000,000	KRW	1,618,927

Malaysia—2.5%
Malaysia Sr. Unsec. Bonds, 5.094%, Series 2/04, 4/30/14	3,855,000	MYR	1,188,875

Mexico—3.6%
United Mexican States Treasury Bills, 4.01%, 1/23/14[1]	23,000,000	MXN	1,694,247

Portugal—0.9%
Porteguese Bilhetes Do Tesouro, 0.745%, 10/18/13[1]	315,000	EUR	415,929

Singapore—3.3%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/14	2,000,000	SGD	1,568,173

Spain—2.5%
Kingdom of Spain Letras del Tesoro, 1.85%, 9/20/13[1]	870,000	EUR	1,149,759

Turkey—2.4%
Republic of Turkey Unsec. Bonds, 10%, 12/4/13	2,230,000	TRY	1,103,105

United Kingdom—3.4%
United Kingdom Treasury Bills, 0.323%, 1/6/14[1]	1,035,000	GBP	1,601,941

Total Foreign Government Obligations (Cost $27,182,293)			26,837,356

	Contracts	Exercise Price	Expiration Date

Over-the-Counter Options Purchased—1.5%
Australian Dollar (AUD) Put[2]	4,000,000	1 AUD per 0.895 USD	11/19/2013	103,504

Brazilian Real (BRL) Put[2]	5,006,000	1 USD per 2.503 BRL	1/19/2013	35,162

British Pound Sterling (GBP) Put[2]	1,500,000	1 GBP per 1.503 USD	11/21/2013	13,965

1  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Contracts	Exercise Price	Expiration Date	Value

Over-the-Counter Options Purchased Continued
British Pound Sterling (GBP) Put[2]	2,000,000	1 GBP per 1.503 USD	11/21/2013	$18,620

Canadian Dollar (CAD) Put[2]	2,106,000	1 USD per 1.053 CAD	10/1/2013	19,321

Canadian Dollar (CAD) Put[2]	2,000,000	1 CAD per 11.950 MXN	11/6/2013	6,355

Canadian Dollar (CAD) Put[2]	2,120,000	1 USD per 1.060 CAD	8/26/2014	66,551

Euro (EUR) Call[2]	13,000,000	1 EUR per 1.355 USD	11/12/2013	91,390

Euro (EUR) Call[2]	4,000,000	1 EUR per 1.412 CAD	11/20/2013	48,201

Euro (EUR) Call[2,3]	1,500,000	1 EUR per 1.290 USD	1/17/2014	11,693

Euro (EUR) Put[2]	3,000,000	1 EUR per 4.265 PLN	11/29/2013	50,553

Indian Rupee (INR) Put[2]	141,000,000	1 USD per 70.500 INR	11/19/2013	39,057

Malaysian Ringgit (MYR) Put[2]	13,432,000	1 USD per 3.358 MYR	11/19/2013	65,280

Mexican Nuevo Peso (MXN) Call[2]	50,200,000	1 USD per 12.550 MXN	10/3/2013	5,773

Norwegian Krone (NOK) Call[2]	23,108,000	1 USD per 5.777 NOK	10/7/2013	2,611

Singapore Dollar (SGD) Put[2]	5,120,000	1 USD per 1.280 SGD	8/27/2014	103,910

South African Rand (ZAR) Call[2]	29,955,000	1 USD per 9.985 ZAR	11/29/2013	45,082

Total Over-the-Counter Options Purchased (Cost $934,703)				727,028

	Shares

Investment Company—22.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[4,5]
(Cost $10,647,425)	10,647,425	10,647,425

Total Investments, at Value (Cost $46,917,921)	98.5%	46,366,156

Assets in Excess of Other Liabilities	1.5	690,230

Net Assets	100.0%	$47,056,386

Footnotes to Consolidated Statement of Investments

*August 30, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD Australian Dollar

CAD Canadian Dollar

EUR Euro

GBP British Pound Sterling

HUF Hungarian Forint

JPY Japanese Yen

KRW South Korean Won

MXN Mexican Nuevo Peso

MYR Malaysian Ringgit

PLN-Polish Zloty

SGD Singapore Dollar

TRY New Turkish Lira

2  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments Continued

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Non-income producing security.

3. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.270 USD per 1 EUR.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	May 31,	Gross	Gross	Shares
	2013	Additions	Reductions	August 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	13,168,166	28,660,236	31,180,977	10,647,425

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$10,647,425	$3,501

5. Rate shown is the 7-day yield as of August 30, 2013.

Forward Currency Exchange Contracts as of August 30, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation

Bank of America:
Australian Dollar (AUD)	Buy	500	AUD	10/28/13	$443,407	$—	$18,343
Australian Dollar (AUD)	Sell	500	AUD	10/28/13	443,408	2,515	—
Brazilian Real (BRL)	Buy	2,284	BRL	9/4/13	957,271	—	5,427
Brazilian Real (BRL)	Sell	2,284	BRL	9/4/13	957,271	46,818	—
Colombian Peso (COP)	Sell	3,781,000	COP	11/18/13-12/5/13	1,941,525	43,307	—
Indian Rupee (INR)	Buy	95,000	INR	11/12/13	1,389,966	—	130,034
Japanese Yen (JPY)	Sell	101,000	JPY	10/9/13	1,028,835	—	29,382
Korean Won (KRW)	Sell	94,000	KRW	11/12/13	84,318	—	356
Malaysian Ringgit (MYR)	Buy	1,130	MYR	11/12/13	340,002	—	5,384
Russian Ruble (RUB)	Buy	51,700	RUB	11/12/13	1,533,390	—	11,097
Serbia dinar (RSD)	Buy	45,000	RSD	9/11/13	518,740	17,459	—
Turkish Lira (TRY)	Sell	4,000	TRY	10/28/13	1,940,746	36,917	—

						147,016	200,023

Barclays Bank plc:
Czech Koruna (CZK)	Buy	30,300	CZK	11/12/13	1,556,459	—	13,204
Indian Rupee (INR)	Buy	10,000	INR	11/12/13	146,312	—	2,893
South African Rand (ZAR)	Buy	15,430	ZAR	11/12/13	1,484,700	—	66,616
Swedish Krona (SEK)	Buy	13,040	SEK	10/28/13	1,965,137	—	31,733

						—	114,446

Barclays Capital:
Norwegian Krone (NOK)	Sell	6,150	NOK	9/26/13	1,004,111	—	22,906
Russian Ruble (RUB)	Sell	66,300	RUB	10/28/13	1,971,196	7,908	—

						7,908	22,906

3  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued

Broker/Contract Description				Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation

BNP Paribas:
Colombian Peso (COP)	Buy	2,956,000	COP	11/12/13	$1,519,296	$—	$35,184
Peruvian Sol (PEN)	Buy	4,380	PEN	11/12/13	1,543,194	—	8,567
Singapore Dollar (SGD)	Sell	60	SGD	11/12/13	47,041	—	18
Taiwan New Dollar (TWD)	Buy	47,000	TWD	11/12/13	1,574,223	2,842	—
Taiwan New Dollar (TWD)	Sell	2,000	TWD	11/12/13	66,988	—	7

						2,842	43,776

Citigroup:
British Pound (GBP)	Sell	2,200	GBP	9/10/13-10/15/13	3,408,881	—	29,108
Euro (EUR)	Sell	4,375	EUR	11/12/13	5,783,694	76,614	—
Hong Kong Dollar (HKD)	Buy	19,950	HKD	9/23/13-11/12/13	2,573,123	503	—
Hong Kong Dollar (HKD)	Sell	410	HKD	11/12/13	52,884	—	9
Nigerian Naira (NGN)	Buy	218,000	NGN	1/17/14	1,292,598	21,595	—

						98,712	29,117

Credit Suisse:
British Pound (GBP)	Sell	50	GBP	11/12/13	77,444	352	—
Canadian Dollar (CAD)	Buy	1,050	CAD	9/25/13	996,352	—	5,145
Canadian Dollar (CAD)	Sell	1,050	CAD	9/25/13	996,352	—	2,602
Czech Koruna (CZK)	Sell	58,300	CZK	10/24/13	2,994,342	3,655	2,359
Polish Zloty (PLN)	Buy	8,230	PLN	9/27/13-11/12/13	2,538,552	28,230	46,620
Swedish Krona (SEK)	Buy	10,180	SEK	11/12/13	1,533,612	—	33,192
Swiss Franc (CHF)	Buy	1,445	CHF	11/12/13	1,553,887	—	19,578
Swiss Franc (CHF)	Sell	615	CHF	12/11/13	661,514	—	3,253
Turkish Lira (TRY)	Buy	740	TRY	11/12/13	357,874	—	21,098

						32,237	133,847

Deutsche Bank Securities, Inc.:
Euro (EUR)	Sell	45	EUR	11/12/13	59,489	675	—
Taiwan New Dollar (TWD)	Sell	29,700	TWD	11/13/13	994,808	8,472	1,928

						9,147	1,928

Goldman Sachs & Co.:
Brazilian Real (BRL)	Buy	13,954	BRL	9/4/13-1/20/15	5,625,469	16,331	307,533
Brazilian Real (BRL)	Sell	12,688	BRL	9/4/13-1/20/15	5,098,348	211,752	16,513
British Pound (GBP)	Buy	1,500	GBP	9/10/13	2,324,435	—	9,409
Canadian Dollar (CAD)	Sell	1,110	CAD	11/12/13-11/25/13	1,051,731	1,445	20
Euro (EUR)	Buy	980	EUR	11/1/13	1,295,491	—	12,749

						229,528	346,224

JPMorgan Chase:
Brazilian Real (BRL)	Sell	3,550	BRL	9/4/13	1,487,877	8,435	—
Brazilian Real (BRL)	Buy	3,550	BRL	9/4/13	1,487,877	—	69,619
Indonesian Rupiah (IDR)	Buy	17,696,000	IDR	11/12/13	1,514,744	62	119,856

4  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued

Broker/Contract Description				Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation

JPMorgan Chase: Continued
Israeli New Shekel (ILS)	Buy	5,550	ILS	11/12/13	$1,525,264	$—	$44,062
Serbia dinar (RSD)	Sell	66,300	RSD	9/11/13	764,276	—	15,969
Serbia dinar (RSD)	Buy	21,300	RSD	9/11/13	245,537	2,663	—
Taiwan New Dollar (TWD)	Sell	60,000	TWD	10/7/13	2,006,622	—	8,287
Taiwan New Dollar (TWD)	Buy	149,700	TWD	10/7/13-11/13/13	5,008,052	7,556	—

						18,716	257,793

Morgan Stanley & Co., Inc.:
Australian Dollar (AUD)	Buy	120	AUD	11/12/13	106,315	—	2,346
Japanese Yen (JPY)	Sell	146,000	JPY	9/10/13	1,487,026	50,357	—
Mexican Peso (MXN)	Sell	2,600	MXN	11/12/13	193,397	10,356	—
Norwegian Krone (NOK)	Buy	6,150	NOK	9/26/13	1,004,111	5,264	—
Swiss Franc (CHF)	Sell	1,395	CHF	12/11/13	1,500,507	—	1,912

						65,977	4,258

Nomura Securities:
China Yuan (CNH)	Buy	9,610	CNH	11/12/13	1,564,153	969	—
Japanese Yen (JPY)	Sell	490,000	JPY	11/12/13	4,992,314	116,443	41
Japanese Yen (JPY)	Buy	247,000	JPY	9/10/13-10/9/13	2,515,861	12,835	14,448
Korean Won (KRW)	Buy	1,673,000	KRW	11/29/13	1,499,350	3,597	—
Philippine Peso (PHP)	Buy	68,000	PHP	11/12/13	$1,523,946	—	39,272
Thailand Baht (THB)	Buy	49,000	THB	11/12/13	1,516,232	—	42,788

						133,844	96,549

RBS Greenwich Capital:
British Pound (GBP)	Buy	1,300	GBP	10/15/13	2,013,971	20,026	—
British Pound (GBP)	Sell	1,000	GBP	10/15/13	1,549,208	—	61,396
Chilean Peso (CLP)	Buy	807,000	CLP	11/12/13	1,564,772	17,165	—
Chilean Peso (CLP)	Sell	440,000	CLP	11/12/13	853,160	—	9,359
Hungarian Forint (HUF)	Buy	60,000	HUF	11/12/13	261,639	—	5,845
Israeli New Shekel (ILS)	Sell	3,670	ILS	10/31/13	1,008,890	—	10,930
Norwegian Krone (NOK)	Buy	9,270	NOK	11/12/13	1,510,780	—	52,900

						37,191	140,430

Standard Chartered Bank
Nigerian Naira (NGN)	Sell	218,000	NGN	1/17/14	1,292,599	—	8,357

State Street
New Zealand Dollar (NZD)	Buy	1,960	NZD	11/12/13	1,507,351	—	58,032

Total unrealized appreciation and depreciation						$783,118	$1,457,686

5  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Written Options as of August 30, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation (Depreciation)

Australian Dollar (AUD)	Put	4,000,000	1 AUD per 0.846 USD	11/19/13	$19,875	$(34,944)	$(15,069)
Brazilian Real (BRL)	Put	5,469,000	1 USD per 2.735 BRL	11/19/13	16,320	(8,220)	8,100
British Pound Sterling (GBP)	Call	2,000,000	1 GBP per 1.569 CAD	10/10/13	48,540	(124,540)	(76,000)
British Pound Sterling (GBP)[1]	Call	2,000,000	1 GBP per 1.560 USD	11/21/13	28,236	(32,818)	(4,582)
British Pound Sterling (GBP)[1]	Call	1,500,000	1 GBP per 1.560 USD	11/21/13	15,531	(24,614)	(9,083)
British Pound Sterling (GBP)	Put	2,000,000	1 GBP per 1.569 CAD	10/10/13	48,061	(3,389)	44,672
British Pound Sterling (GBP)[2]	Put	2,000,000	1 GBP per 1.460 USD	11/21/13	19,272	(7,416)	11,856
British Pound Sterling (GBP)[2]	Put	1,500,000	1 GBP per 1.460 USD	11/21/13	27,145	(5,562)	21,583
Canadian Dollar (CAD)	Call	2,030,000	1 USD per 1.015 CAD	8/26/14	25,108	(23,233)	1,875
Canadian Dollar (CAD)	Call	2,000,000	1 CAD per 12.600 MXN	11/6/13	24,475	(56,546)	(32,071)
Canadian Dollar (CAD)	Put	2,270,000	1 USD per 1.135 CAD	8/26/14	27,112	(26,879)	233
Colombian Peso (COP)	Put	10,000,000,000	1 USD per 2,000.000 COP	10/1/13	19,125	(20,000)	(875)
Euro (EUR)	Call	13,000,000	1 EUR per 1.395 USD	11/12/13	35,750	(15,795)	19,955
Euro (EUR)	Call	4,000,000	1 EUR per 1.460 CAD	11/20/13	17,202	(12,218)	4,984
Euro (EUR)	Put	3,000,000	1 EUR per 4.135 PLN	11/29/13	13,489	(14,344)	(855)

6  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Written Option Continued

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation (Depreciation)

Indian Rupee (INR)	Put	152,000,000	1 USD per 76.000 INR	11/19/13	$18,500	$(17,784)	$716
Mexican Nuevo Peso (MXN)[3]	Put	56,200,000	1 USD per 14.050 MXN	10/3/13	43,200	(15,287)	27,913
Malaysian Ringgit (MYR)	Put	14,114,000	1 USD per 3.529 MYR	11/19/13	18,400	(16,259)	2,141
Norwegian Krone (NOK)	Put	24,620,000	1 USD per 6.155 NOK	10/7/13	29,200	(51,554)	(22,354)
Singapore Dollar (SGD)	Call	5,000,000	1 USD per 1.250 SGD	8/27/14	57,700	(62,365)	(4,665)
Singapore Dollar (SGD)	Put	5,400,000	1 USD per 1.350 SGD	8/27/14	61,400	(53,757)	7,643
South African Rand (ZAR)	Put	33,990,000	1 USD per 11.330 ZAR	11/29/13	39,834	(34,024)	5,810
Turkish Lira (TRY)	Put	8,760,000	1 USD per 2.190 TRY	9/27/13	18,200	(11,134)	7,066

					$671,675	$(672,682)	$(1,007)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.580 USD per 1 GBP.

2. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.420 USD per 1 GBP.

3. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 14.50 MXN per 1 USD.

7  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to May 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements. The result of the policy change did not have an impact on total net assets of the Fund.

Investment in Oppenheimer Currency Opportunities Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Currency Opportunities Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

At August 30, 2013, the Fund owned 10,000 shares with a market value of $2,006,143.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

8  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

9  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

10  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 30, 2013 based on valuation input level:

11  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$8,154,347	$—	$8,154,347
Foreign Government Obligations	—	26,837,356	—	26,837,356
Over-the-Counter Options Purchased	—	727,028	—	727,028
Investment Company	10,647,425	—	—	10,647,425

Total Investments, at Value	10,647,425	35,718,731	—	46,366,156
Other Financial Instruments:
Foreign currency exchange contracts	—	783,118	—	783,118

Total Assets	$10,647,425	$36,501,849	$—	$47,149,274

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(672,682)	$—	$(672,682)
Foreign currency exchange contracts	—	(1,457,686)	—	(1,457,686)

Total Liabilities	$—	$(2,130,368)	$—	$(2,130,368)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

12  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

13  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 30, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $95,812,954 and $71,250,169, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

14  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $310,228 and $325,556 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 30, 2013, the Fund had an ending monthly average market value of $230,853 and $258,558 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended August 30, 2013 was as follows:

15  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2013	261,680,000	$ 182,716	654,912,000	$ 242,868
Options written	1,277,399,000	613,688	18,156,372,000	700,163
Options closed or expired	(1,208,499,000)	(419,030)	(8,125,761,000)	(346,553)
Options exercised	(299,050,000)	(124,832)	(370,200,000)	(177,345)

Options outstanding as of August 30, 2013	31,530,000	$252,542	10,315,323,000	$419,133

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

16  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer

17  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$46,917,921
Federal tax cost of other investments	(656,947)

Total federal tax cost	$46,260,974

Gross unrealized appreciation	$488,378
Gross unrealized depreciation	(1,041,340)

Net unrealized depreciation	$(552,962)

18  OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/14/2013